Citigroup 2012 Financial Services Conference March 8, 2012 Exhibit 99

This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform
Act giving the Company's expectations or predictions of future financial or business performance or conditions.
Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend,"
"target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will,"
"would," "should," "could" or "may," or by variations of such words or by similar expressions.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.  Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth;
changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.
Disclaimer

3 Today’s Agenda Who is M&T Bank? 2011 Highlights Consistent, conservative operating philosophy Wilmington Trust Outlook

NEW YORK
VIRGINIA
N
MILES
M&T Retail Branch
M&T Commercial Office
Footprint
Major Roadway

M&T Bank

Top 20 US-based full-service commercial
bank holding company by assets and Top 15
by market cap
Founded in 1856
$78 billion total assets
776 domestic branches and more than 2,000
ATMs
15,666 employees located in New York,
Maryland, Pennsylvania, Washington, D.C.,
Virginia, West Virginia and Delaware
Over 2 million consumer/retail household
customers
Approximately 220,000 commercial
customers
M&T Bank Corporate Profile
As of 12/31/11

Most honored bank in 2011 Greenwich Excellence Awards for Small Business Banking:
12 national awards and 2 regional awards
Highest number of awards among all 750 banks rated by business customers
Received the highest possible Community Reinvestment Act (CRA) rating on every exam since 1982
M&T Charitable Foundation has contributed over $147 million  to not-for-profit organizations in its communities over the past 10 years
Contributed $40 million to M&T Charitable Foundation in 2011
More than 3,000 M&T employees volunteer with
5,100 different not-for-profit organizations
Strong long-term returns for shareholders
Recognition from Customers, Communities & Shareholders

Strong Presence In Our Communities
We lend in the markets where we live and work to people and enterprises whom we know
#1 Small Business Lender in:**
Baltimore
Binghamton
Buffalo
Philadelphia
Rochester
Syracuse
Washington, DC
Wilmington
Ranked 6
th
Nationally
Ranked 3
rd
in Eastern U.S.
#1 lead bank market share
among middle market clients in:*
Baltimore
Binghamton
Buffalo
Harrisburg
Northern Pennsylvania
Rochester
Syracuse
State of Maryland overall
State of Delaware overall
* Independent market research
** Small Business Administration
#1 or #2 deposit market share
in 8 of top 10 communities:
#2 in Baltimore
#1 in Binghamton
#1 in Buffalo
#2 in Harrisburg
#2 in Rochester
#1 in Syracuse
#1 State of Delaware / Wilmington City
#1 in York

Summary of Full Year 2011 Results
12% increase in diluted GAAP & Net Operating EPS
Net operating return on tangible common equity of 17.96%
Increased tangible book value per common share by 14%
No secondary equity offering
Consummated Wilmington Trust merger in May
Expansion into new markets, encompassed by the Wilmington Trust
Diversification into a wider array of trust and fiduciary businesses,
Completed integration of core banking systems at end of 3Q
franchise

Executed on 2011 Capital Plan
Retired $330 million of WT’s TARP preferred stock from US Treasury
Redeemed additional $370 million of M&T’s TARP preferred stock
Issued $500 million of 6.875% perpetual preferred stock to bolster Tier 1 capital
Unchanged $2.80 per share dividend
Built capital ratios while absorbing WT and supporting loan growth
Tier 1 common capital ratio up 35bp to 6.86% at year-end 2011
Tangible common equity ratio up 21bp to 6.40% at year end 2011.

Strong
credit
through
crisis
Focused
on returns
Consistent
capital
generation
(1) The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the appendix.  The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues
(excluding gains or losses from securities transactions and merger-related gains).
(2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
(1)
Key Ratios
2006 2007 2008 2009 2010 2011
Net Interest Margin
3.70% 3.60% 3.38% 3.49% 3.84% 3.73%
Efficiency Ratio - Tangible
(1)
51.51% 52.77% 54.35% 56.50% 53.71% 60.43%
Pre-tax, Pre-provision Earnings ($MM) 1,312
1,156 1,152 1,123 1,461 1,495
Allowance to Loans (As At)
1.51% 1.58% 1.61% 1.69% 1.74% 1.51%
Net Charge-Offs to Loans
0.16% 0.26% 0.78% 1.01% 0.67% 0.47%
Net Operating Return on
Tangible Assets
(2)
1.67% 1.27% 0.97% 0.71% 1.17% 1.26%
Tangible Common Equity
(2)
29.55% 22.58% 19.63% 13.42% 18.95% 17.96%
Common Equity to Assets - Tangible 5.84%
5.01% 4.59% 5.13% 6.19% 6.40%
Tier 1 Common Capital Ratio
6.42% 5.62% 6.08% 5.66% 6.51% 6.86%
Tier 1 Capital Ratio
7.74%
6.84% 8.83% 8.59% 9.47% 9.67%
Total Capital Ratio 11.78%
11.18% 12.83% 12.30% 13.08% 13.26%
Leverage Ratio
7.20%
6.59% 8.35% 8.43% 9.33%
9.28%
TBV per Share 28.57
27.98 25.94 28.27 33.26 37.79
Superior
pre-credit
earnings

Consistent, Conservative Operating Philosophy
Focus on return, not volume
Solid underwriting
Efficient provider of basic banking services
Prudent capital allocation
Disciplined approach to acquisitions
Acquirer of choice - superior returns for our partners
Management, employees & Board own or control >20% of
M&T stock
Owner-operators

4.01
3.73
4.25
3.58
2.5
3.0
3.5
4.0
4.5
'98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
MTB Peer Median
Disciplined margin management
Note: Taxable Equivalent net interest margin used for M&T and for peer banks when available.
Net Interest Margin
M&T focuses on returns and relationships rather than volumes

Notes:
1) Source: Industry data was obtained from the 1/6/2012 H8 prepared by the Federal Reserve.
2) Loan growth at Domestically Chartered Commercial Banks, adjusted to exclude the March 31, 2010 impact of FAS 167 balance sheet consolidation and September 2008 addition of Washington Mutual.
3) Industry Commercial loans include both “C&I and Other Loans” and “Commercial Real Estate Loans” as outlined in the H8 report.
4) The 1Q11 decline in industry loans is unadjusted for Citigroup’s sale of $26 billion in consumer loans to Sallie Mae.
5) MTB loan growth acquisition adjusted for Partners and First Horizon (Dec-07), Provident (Jun-09), Bradford (Sep-09), K Bank (Dec-10), and
Wilmington Trust (Jun-11)
Linked Quarter Loan Growth
M&T has outperformed the industry through the credit cycle
Total
Industry MTB
Commercial Loans 2.1% 2.5%
Res. Real Estate Loans 1.8% 10.3%
Consumer Loans 1.3% -0.6%
Total Loans & Leases 1.8% 2.9%
4Q11 Linked Qtr Loan Growth
Domestic Unnualized
4.1%
3.9%
1.1%
0.0%
2.8%
-0.3%
-2.6%
-0.8%
-3.2%
0.0%
-3.3%
-0.9%
-1.4%
0.5%
-2.5%
0.5%
1.3%
1.8%
2.4%
4.0%
2.6%
-0.3%
-0.9%
0.6%
-0.2%
-0.4%
-1.5%
-0.5%
-0.9%
-0.7%
-0.5%
2.1%
0.2%
0.4%
-0.2%
2.9%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08 Mar-09 Jun-09 Sep-09 Dec-09 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11
Domestically Chartered Commercial Banks MTB

2.19%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Historical Credit Cycle: 1991 - 2011
Source: SNL Interactive.  Regulatory and GAAP filings
* Top 25 publicly traded banks in each year.
0.67%
0.47%
2.59%
1.42%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
NCOs / Average Loans
MTB Top 25 Median*
1.83%
2.68%
1.83%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Nonaccrual Loans / Total Loans
MTB Top 25 Median*

17.5%
15.7%
11.1%
10.4%
9.4%
9.1%
8.0%
7.7%
7.0%
6.1%
5.1%
3.1%
Median 8.5%
0%
5%
10%
15%
20%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Total Loans
9.3%
9.1%
8.7%
8.5%
7.5%
7.1%
4.8%
4.1% 4.0%
3.8%
2.8%
0.6%
Median 5.9%
0%
3%
6%
9%
12%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Comm. Real Estate
36.5%
33.2%
29.9%
26.4%
21.3%
20.8%
19.8%
16.6%
15.7%
15.3%
10.2%
8.0%
Median 20.3%
0%
10%
20%
30%
40%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Construction
15.7%
11.0%
8.9%
8.5%
7.7%
6.7%
6.1%
5.0%
4.9% 4.5%
3.4%
2.9%
Median 6.4%
0%
5%
9%
14%
18%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
Commercial & Industrial
12.0%
11.2%
9.8%
8.7%
8.2%
5.5%
5.0%
4.7% 4.7% 4.4%
3.9%
2.7%
Median 5.2%
0%
3%
6%
9%
12%
15%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 MTB Peer 9 Peer 10 Peer 11
Residential Mortgage
26.4%
14.3%
9.8%
9.1%
7.3%
5.3%
5.2% 5.2%
4.5%
3.3%
3.3%
1.8%
Median 5.3%
0%
6%
12%
18%
24%
30%
Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 MTB
HELOC
Loss Experience Through Financial Crisis 3Q07 – 4Q11*
* Represents cumulative net credit losses from 3Q07 through 4Q11 as percentage of average loans over that period

3.78%
3.32%
3.96%
2.52%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
MTB Peer Median
Balancing risk and rewards in lending
Risk-Adjusted Net Interest Margin*
1998-2011
*Reflects FTE Net Interest Income less Net Charge-offs as percentage of average earning assets

Efficiency Ratio
M&T’s philosophy relies on efficiently delivering banking services
2011 results influenced by Wilmington Trust and noteworthy 4Q items
Wilmington Trust
FDIC
Fee Regulation
Credit Cycle
52.25%
60.43%
56.28%
64.33%
45%
50%
55%
60%
65%
70%
'00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11
MTB Peer Median
Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, merger-related expenses and other non-recurring expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains from securities transactions and merger-related gains).  The Efficiency Ratio is a non-GAAP measure.  See Appendix for a reconciliation to GAAP measures.

17 Prudent Capital Allocation Cumulative Capital Retained, Dividends and Share Repurchases 1983 – 2011 Share Repurchases 34% Dividends 31% Capital Retained 35%

23.8%
18.0%
14.0%
13.2%
13.0%
12.0%
10.0%
7.4%
4.7%
3.6%
-1.7%
-4.9%
-10%
0%
10%
20%
30%
Peer 1 MTB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11
Peer Median 10.9%
Net Operating Return on Tangible Common Equity – FY-2011
Note: Excludes amortization of intangibles and goodwill impairment, merger-related items, and other nonrecurring items as noted by SNL.

KEYSTONE
ALLFIRST
PROVIDENT
WILMINGTON TRUST
Median 3.0
2.4 BB&T / One Valley Bancorp / Feb-00
2.7 National Commerce Bancorp. / CCB Financial Corp / Mar-00
2.0 Wells Fargo / First Security / Apr-00
2.0 M&T Bank / Keystone / May-00
3.3 Chase Manhattan / J.P. Morgan / Sep-00
2.9 FleetBoston / Summit Bancorp / Oct-00
4.5 Firstar / U.S. Bancorp / Oct-00
2.6 Comerica / Imperial Bancorp / Nov-00
3.4 Fifth Third / Old Kent Financial / Nov-00
3.1 ABN AMRO / Michigan National / Nov-00
3.8 BB&T / F&M National / Jan-01
2.9 RBC / Centura Banks / Jan-01
4.4 Citigroup / EAB / Feb-01
2.6 First Union / Wachovia / Apr-01
1.9 BNP Paribas / BancWest / May-01
2.2 BNP Paribas / United California Bank / Dec-01
3.0 M&T Bank / Allfirst Financial / Sep-02
3.2 BB&T / First Virginia / Jan-03
3.9 Bank of America / FleetBoston / Oct-03
2.9 J.P. Morgan / Bank One / Jan-04
2.8 Regions Financial / Union Planters / Jan-04
4.4 North Fork Bancorporation / GreenPoint Financial / Feb-04
2.7 National City / Provident Financial / Feb-04
4.5 BNP Paribas / Community First Bankshares / Mar-04
3.7 RBS / Charter One / May-04
4.8 SunTrust / National Commerce / May-04
3.9 Wachovia / SouthTrust / Jun-04
8.8 Fifth Third / First National Bankshares of Florida / Aug-04
2.6 TD Bank / Banknorth / Aug-04
2.9 Capital One / Hibernia / Mar-05
4.3 Zions / Amegy / Jul-05
4.4 TD Banknorth / Hudson United / Jul-05
4.9 Capital One / North Fork Bancorporation / Mar-06
3.0 Regions Financial / AmSouth / May-06
4.9 Banco Bilbao / Texas Regional / Jun-06
2.6 Citizens Banking / Republic Bancorp / Jun-06
3.9 PNC / Mercantile Bankshares / Oct-06
4.3 Bank of America / U.S. Trust / Nov-06
2.2 TD Bank / TD Banknorth / Nov-06
7.8 Bank of New York / Mellon Financial / Dec-06
3.4 Huntington / Sky Financial / Dec-06
5.2 State Street / Investors Financial / Feb-07
4.9 Banco Bilbao / Compass Bancshares / Feb-07
2.5 Bank of America / LaSalle Bank / Apr-07
3.2 Wells Fargo / Greater Bay Bancorp / May-07
3.0 Fifth Third / First Charter / Aug-07
3.1 RBC / Alabama National / Sep-07
3.3 TD Bank / Commerce Bancorp / Oct-07
0.9 Mitsubishi UFJ / UnionBanCal / Aug-08
0.6 Wells Fargo / Wachovia / Oct-08
0.5 PNC / National City / Oct-08
1.4 M&T Bank / Provident / Dec-08
1.7 First Niagara / NewAlliance / Aug-10
1.0 M&T Bank / Wilmington Trust / Oct-10
1.4 BMO Financial / Marshall & Ilsley / Dec-10
2.0 Hancock / Whitney / Dec-10
2.3 Comerica / Sterling Bancshares / Jan-11
1.0 Capital One / ING Bank / Jun-11
1.0 PNC / RBC Bank (USA) / Jun-11

M&T Bank

Acquistion
MTB Total
Return
BKX Total
Return Outperformance
Wilmington Trust 9.0% 1.9% 7.2%
Provident 63.6% 9.4% 54.2%
Allfirst 30.4% -17.1% 47.5%
Keystone 169.2% -20.4% 189.6%
Total Returns to Date Since Acquisition Announcement*
M&T’s Acquisitions vs. Bank Deals > than $1B since 2000:
Deal Value / Tangible Common Equity
The M&T strategy: Value accrues to seller over time
(1) Deal Value at Announcement and Tangible Common Equity at Most Recent Quarter before Announcement
(2) Although Provident and Wilmington were both less than $1.0 billion in Deal Value, they have been included for reference
(2) Source: SNL Financial, SNL Total Return for MTB, Bloomberg - BKX Total Return
* Return calculated from first closing price post-announcement [Wilmington: 11/1/2010, Provident: 12/19/2008, Allfirst: 9/26/2002, Keystone: 5/17/2000] through  3/5 /12

Overview of Wilmington Trust Acquisition, May 2011
M&T consummated Wilmington Trust merger May 2011
o
Completed integration of core banking systems at end of 3 Quarter 2011
Compelling partnership:
o
Wilmington’s #1 market share in Delaware combined with M&T’s leading
Mid-Atlantic commercial bank presence provides top-tier scale
o
M&T’s ability to leverage and grow the established value of the Wilmington
Trust brand in trust, wealth management and corporate services
o
Increased fee income diversifies revenue and enhances M&T’s ROE
o
Shared values for community banking creates added returns for communities rd

WT merger targets announced at acquisition – 11/1/10:
High single-digit 2012 GAAP EPS accretion
Low double-digit 2012 net operating EPS accretion
Merger synergies about 15% of WT expense base - $80 million annualized by end of 2012
Merger-related expenses likely won’t exceed $100 million excl. purchase accounting & Capex
2012 EPS impact consistent with original targets
$13 million of merger synergies realized in 4Q11
On track to realize full annual run-rate by 4Q12 following Trust systems integration
$84 million merger-related expenses incurred through y/e 2011
Up to $10 million remaining merger-related expenses in 1H12
Update on Wilmington Trust merger
Update at Investor Conference - September 2011
First Quarter 2012 status:

Wilmington Trust is comprised of 2 Complementary Businesses
Corporate Client Services (CCS)
2011 post–acquisition fee revenues - $119 million
Four discrete business groups
Corporate Trust / Capital Markets
Retirement & Institutional Services
M&T Insurance Agency
Investment Management
Wealth Advisory Services (WAS)
2011 post-acquisition fee revenues - $87 million
Two distinct customer segments:
Opportunities typically arise through referrals
from lawyers, accountants, record keepers,
investment bankers, financial advisors and
consultants.
Provide administrative and/or fiduciary solutions
to corporations, governments & large institutions
for complex transactions and legal structures.
M&T’s middle market customer base includes
some 8,500 commercial clients; we believe
expanding Commercial/Wealth relationships will
be a strong generator of new business.
Wealth creators - entrepreneurs and privately
held business owners  that need both
traditional commercial loan and deposit services
for their business plus fiduciary and investment
services for  personal wealth
Multigenerational wealth “family offices” with
complex fiduciary, investment and private
banking needs.

One-time NIM expansion from 4Q11’s 3.60% as excess liquidity held at Fed over
2H11 has been deployed or withdrawn
For FY2012, expect NIM slightly lower than FY2011’s 3.73%
NIM outlook combined w/ mid-single digit loan growth implies growth in NII
Remain cautious with our outlook for credit
Expect continued, slow, steady improvement
Focused on expenses
Reminder: Seasonal expense surge in 1Q due to equity compensation grants
Outlook Consistent with Remarks on January earnings call

17% Net Operating EPS CAGR
16% Dividend CAGR
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

M&T Bank

Earnings & Dividend Growth: 1983 - 2011
Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing.
M&T maintained its dividend and experienced no losses through the recent crisis
Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GAAP
2.80 2.80
5.84
6.55
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Dividends GAAP EPS
Impact of Amortization and Merger-related expenses

Strong Long-term Returns to Shareholders
Highest annual stock price appreciation among top 100 banks since 1983
19.3% annual total return since 1980
Highest total return among top 50 banks since 2000
19   highest return among top 50 banks in 2011
th

Citigroup 2012 Financial Services Conference March 8, 2012

1    1983 Stock Prices Source: Compustat and/or  SNL
M&T Bank Corporation… a solid investment
Stock
Closing Price at Return
2/29/2012 3/31/1983 CAGR
Rank Company Name Ticker ($)
($)
1
(%)
1 M&T Bank Corporation MTB 81.62 1.34 15.3
2 State Street Corporation STT 42.23 1.06 13.6
3 U.S. Bancorp USB 29.40 0.92 12.7
4 Northern Trust Corporation NTRS 44.41 1.51 12.4
5 Wells Fargo & Company WFC 31.29 1.18 12.0
23 — — 2.8
Median — — 7.6
MTB Price @ Median Growth Rate 11.09 1.34 7.6
Of the largest 100
banks operating in
1983, only 23 remain
today
Among the
remaining, M&T
ranks 1
st
in stock
price growth

19.3% Annual rate of return since 1980*
– 22
nd
best return of the entire universe of over 700 U.S. based
stocks that have traded publicly since 1980
$3,418 invested in M&T in 1980 would be worth $1 million today
*CAGR calculated assuming reinvestment of dividends through February 29, 2012.
M&T Bank Corporation… a solid investment
Rank Company Name Industry Annual Return
1 Eaton Vance Corp. Financials 25.1
2 Limited Brands Inc. Consumer Discretionary 23.3
3 Gap Inc. Consumer Discretionary 22.8
4 Progressive Corp. Financials 22.8
5 TJX Cos. Consumer Discretionary 22.6
6 Stryker Corp. Health Care 22.2
7 Wal-Mart Stores Inc. Consumer Staples 21.8
8 Hasbro Inc. Consumer Discretionary 21.6
9 Mylan Inc. Health Care 21.6
10 Precision Castparts Corp. Industrials 21.4
11 Leucadia National Corp. Financials 20.9
12 Raven Industries Inc. Industrials 20.9
13 Valspar Corp. Materials 20.7
14 State Street Corp. Financials 20.3
15 HollyFrontier Corp. Energy 20.3
16 Danaher Corp. Industrials 20.3
17 Berkshire Hathaway Inc. Cl A Financials 20.2
18 Robert Half International Inc. Industrials 19.8
19 Forest Laboratories Inc. Health Care 19.8
20 Family Dollar Stores Inc. Consumer Discretionary 19.4
21 Graco Inc. Industrials 19.4
22 M&T Bank Corp. Financials 19.3

2000

#	Company	TRS
1	TCF Financial	85%
2	Commerce	82%
3	State Street	71%
4	PNC	70%
5	MTB	66%
6	Charter One	64%
7	Northern Trust	55%
8	Mellon	48%
9	North Fork	47%
10	Wells Fargo	41%
11	BB&T	40%
12	Bank of NY	40%
13	Synovus	39%
14	Banknorth	37%
15	Mercantile	35%
16	Old Kent	34%
17	Key	34%
18	JP Morgan (old)	34%
19	Comerica	32%
20	Summit Bancorp	31%
21	Valley	30%
22	National City	28%
23	US Bancorp (old)	27%
24	Fifth Third	24%
25	Citicorp	24%
26	FirstMerit	22%
27	Bank One	19%
28	First Virginia	16%
29	Regions	14%
30	US Bancorp (Firstar)	13%
31	Compass	12%
32	Fleet Boston	12%
33	National Commerce	12%
34	SouthTrust	12%
35	Zions	7%
36	First Horizon	6%
37	Associated	2%
38	Old National	-1%
39	Popular	-3%
40	Union Planters	-3%
41	Bank of America	-5%
42	SunTrust	-6%
43	Wachovia	-10%
44	JP Morgan (Chase)	-10%
45	First Union	-11%
46	AmSouth	-17%
47	M&I	-17%
48	Huntington	-22%
49	UnionBanCal	-37%
50	First Security	-40%

2001

#	Company	TRS
1	UnionBanCal	63%
2	Bank of America	43%
3	North Fork	34%
4	Union Planters	33%
5	AmSouth	30%
6	First Horizon	29%
7	M&I	27%
8	SouthTrust	24%
9	First Union	23%
10	Compass	23%
11	Associated	20%
12	Commerce	17%
13	Wachovia	16%
14	Banknorth	16%
15	Regions	14%
16	Popular	13%
17	Huntington	11%
18	Summit Bancorp	11%
19	First Virginia	9%
20	Bank One	9%
21	MTB	9%
22	Valley	8%
23	National City	6%
24	FirstMerit	5%
25	National Commerce	5%
26	Fifth Third	5%
27	SunTrust	2%
28	Charter One	1%
29	US Bancorp (old)	1%
30	TCF Financial	1%
31	Fleet Boston	1%
32	Citicorp	0%
33	Mercantile	0%
34	Comerica	0%
35	BB&T	0%
36	Synovus	-5%
37	US Bancorp (Firstar)	-7%
38	Key	-9%
39	Old National	-9%
40	Old Kent	-12%
41	Zions	-15%
42	State Street	-15%
43	JP Morgan (Chase)	-17%
44	Wells Fargo	-20%
45	PNC	-21%
46	Mellon	-22%
47	Bank of NY	-25%
48	Northern Trust	-25%
~~49~~	~~JP Morgan~~	~~NA~~
~~50~~	~~First Security~~	~~NA~~

2002

#	Company	TRS
1	Wachovia	20%
2	Popular	19%
3	Regions	15%
4	Bank of America	15%
5	Charter One	14%
6	Compass	14%
7	First Virginia	13%
8	Huntington	13%
9	Commerce	11%
10	MTB	10%
11	Wells Fargo	10%
12	Associated	10%
13	North Fork	8%
14	Key	8%
15	UnionBanCal	6%
16	AmSouth	6%
17	BB&T	6%
18	US Bancorp (Firstar)	5%
19	Old National	4%
20	SouthTrust	3%
21	Valley	3%
22	Banknorth	3%
23	First Horizon	2%
24	Union Planters	-2%
25	National City	-3%
26	National Commerce	-3%
27	Fifth Third	-5%
28	Bank One	-4%
29	TCF Financial	-7%
30	SunTrust	-7%
31	Mercantile	-10%
32	M&I	-12%
33	FirstMerit	-17%
34	Synovus	-21%
35	Comerica	-22%
36	PNC	-22%
37	Zions	-24%
38	Citicorp	-24%
39	State Street	-25%
40	Mellon	-30%
41	Fleet Boston	-30%
42	JP Morgan (Chase)	-31%
43	Bank of NY	-40%
44	Northern Trust	-41%
~~45~~	~~Old Kent~~	~~NA~~
~~46~~	~~JP Morgan~~	~~NA~~
~~47~~	~~US Bancorp~~	~~NA~~
~~48~~	~~Summit Bancorp~~	~~NA~~
~~49~~	~~First Union~~	~~NA~~
~~50~~	~~First Security~~	~~NA~~

2003

#	Company	TRS
1	Fleet Boston	88%
2	JP Morgan (Chase)	60%
3	Zions	59%
4	Synovus	53%
5	UnionBanCal	50%
6	Banknorth	48%
7	US Bancorp (Firstar)	45%
8	M&I	43%
9	Bank of NY	42%
10	Citicorp	42%
11	PNC	36%
12	Popular	36%
13	SouthTrust	36%
14	State Street	35%
15	Comerica	35%
16	Northern Trust	34%
17	AmSouth	33%
18	Wachovia	32%
19	FirstMerit	31%
20	Associated	31%
21	Compass	30%
22	Wells Fargo	29%
23	National City	29%
24	SunTrust	29%
25	Bank One	28%
26	First Horizon	27%
27	Mellon	26%
28	MTB	26%
29	Huntington	24%
30	Charter One	24%
31	Commerce	24%
32	North Fork	24%
33	Key	22%
34	TCF Financial	21%
35	Valley	20%
36	Bank of America	20%
37	First Virginia	19%
38	Mercantile	18%
39	National Commerce	18%
40	Union Planters	17%
41	Regions	16%
42	BB&T	8%
43	Fifth Third	3%
44	Old National	2%
~~45~~	~~Old Kent~~	~~NA~~
~~46~~	~~JP Morgan~~	~~NA~~
~~47~~	~~US Bancorp~~	~~NA~~
~~48~~	~~Summit Bancorp~~	~~NA~~
~~49~~	~~First Union~~	~~NA~~
~~50~~	~~First Security~~	~~NA~~

2004

#	Company	TRS
1	SouthTrust	36%
2	Popular	32%
3	Charter One	31%
4	TCF Financial	29%
5	National Commerce	28%
6	Compass	27%
7	Commerce	24%
8	Regions	23%
9	Old National	23%
10	Bank of America	22%
11	Associated	20%
12	Key	20%
13	M&I	18%
14	Wachovia	17%
15	Banknorth	15%
16	National City	15%
17	UnionBanCal	15%
18	Mercantile	15%
19	Bank One	14%
20	Huntington	14%
21	Zions	13%
22	Comerica	13%
23	BB&T	13%
24	MTB	12%
25	US Bancorp (Firstar)	10%
26	North Fork	10%
27	JP Morgan (Chase)	10%
28	AmSouth	10%
29	FirstMerit	9%
30	Wells Fargo	9%
31	PNC	9%
32	Northern Trust	7%
33	SunTrust	6%
34	Bank of NY	4%
35	Fleet Boston	4%
36	Valley	3%
37	Citicorp	3%
38	Synovus	2%
39	First Horizon	1%
40	Mellon	-1%
41	Union Planters	-3%
42	State Street	-4%
43	Fifth Third	-18%
~~44~~	~~Old Kent~~	~~NA~~
~~45~~	~~JP Morgan~~	~~NA~~
~~46~~	~~US Bancorp~~	~~NA~~
~~47~~	~~Summit Bancorp~~	~~NA~~
~~48~~	~~First Virginia~~	~~NA~~
~~49~~	~~First Union~~	~~NA~~
~~50~~	~~First Security~~	~~NA~~

2005

#	Company	TRS
1	State Street	15%
2	Zions	13%
3	Mellon	13%
4	PNC	12%
5	UnionBanCal	9%
6	Northern Trust	9%
7	Commerce	8%
8	Mercantile	8%
9	JP Morgan (Chase)	6%
10	AmSouth	5%
11	Citicorp	5%
12	Wells Fargo	4%
13	Wachovia	4%
14	BB&T	3%
15	MTB	3%
16	Bank of America	2%
17	Compass	2%
18	SunTrust	2%
19	Associated	1%
20	Key	1%
21	Regions	0%
22	US Bancorp (Firstar)	0%
23	M&I	0%
24	Huntington	-1%
25	Bank of NY	-2%
26	North Fork	-2%
27	Synovus	-5%
28	Comerica	-3%
29	Valley	-5%
30	FirstMerit	-5%
31	National City	-7%
32	First Horizon	-7%
33	Old National	-9%
34	TCF Financial	-13%
35	Fifth Third	-17%
36	Banknorth	-18%
37	Popular	-25%
~~38~~	~~Charter One~~	~~NA~~
~~39~~	~~Old Kent~~	~~NA~~
~~40~~	~~JP Morgan~~	~~NA~~
~~41~~	~~US Bancorp~~	~~NA~~
~~42~~	~~Summit Bancorp~~	~~NA~~
~~43~~	~~Bank One~~	~~NA~~
~~44~~	~~First Virginia~~	~~NA~~
~~45~~	~~National Commerce~~	~~NA~~
~~46~~	~~SouthTrust~~	~~NA~~
~~47~~	~~Union Planters~~	~~NA~~
~~48~~	~~First Union~~	~~NA~~
~~49~~	~~First Security~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

2006

#	Company	TRS
1	Compass	27%
2	Bank of NY	27%
3	US Bancorp (Firstar)	26%
4	Mellon	26%
5	JP Morgan (Chase)	26%
6	Mercantile	24%
7	PNC	24%
8	State Street	23%
9	Bank of America	21%
10	Key	20%
11	SunTrust	20%
12	Valley	20%
13	Citicorp	20%
14	Northern Trust	19%
15	Synovus	17%
16	Wells Fargo	17%
17	AmSouth	17%
18	Regions	15%
19	Banknorth	15%
20	M&I	14%
21	MTB	14%
22	First Horizon	14%
23	National City	14%
24	Fifth Third	13%
25	Wachovia	12%
26	Zions	11%
27	Associated	11%
28	BB&T	9%
29	Comerica	8%
30	North Fork	6%
31	Huntington	4%
32	Commerce	4%
33	TCF Financial	1%
34	FirstMerit	-2%
35	UnionBanCal	-8%
36	Old National	-9%
37	Popular	-12%
~~38~~	~~Charter One~~	~~NA~~
~~39~~	~~Old Kent~~	~~NA~~
~~40~~	~~JP Morgan~~	~~NA~~
~~41~~	~~US Bancorp~~	~~NA~~
~~42~~	~~Summit Bancorp~~	~~NA~~
~~43~~	~~Bank One~~	~~NA~~
~~44~~	~~First Virginia~~	~~NA~~
~~45~~	~~National Commerce~~	~~NA~~
~~46~~	~~SouthTrust~~	~~NA~~
~~47~~	~~Union Planters~~	~~NA~~
~~48~~	~~First Union~~	~~NA~~
~~49~~	~~First Security~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

2007

#	Company	TRS
1	Northern Trust	28%
2	Bank of NY	27%
3	State Street	22%
4	Commerce	10%
5	Compass	9%
6	Mellon	5%
7	Banknorth	1%
8	Mercantile	-2%
9	JP Morgan (Chase)	-7%
10	US Bancorp (Firstar)	-8%
11	PNC	-8%
12	Wells Fargo	-12%
13	FirstMerit	-12%
14	Old National	-17%
15	UnionBanCal	-17%
16	Bank of America	-19%
17	Associated	-19%
18	Synovus	-20%
19	Valley	-22%
20	Comerica	-22%
21	SunTrust	-25%
22	BB&T	-27%
23	Wachovia	-30%
24	MTB	-31%
25	TCF Financial	-32%
26	M&I	-32%
27	Regions	-34%
28	Huntington	-34%
29	Fifth Third	-35%
30	Key	-36%
31	Popular	-38%
32	Zions	-42%
33	Citicorp	-45%
34	National City	-53%
35	First Horizon	-54%
~~36~~	~~Charter One~~	~~NA~~
~~37~~	~~North Fork~~	~~NA~~
~~38~~	~~Old Kent~~	~~NA~~
~~39~~	~~JP Morgan~~	~~NA~~
~~40~~	~~US Bancorp~~	~~NA~~
~~41~~	~~Summit Bancorp~~	~~NA~~
~~42~~	~~Bank One~~	~~NA~~
~~43~~	~~First Virginia~~	~~NA~~
~~44~~	~~National Commerce~~	~~NA~~
~~45~~	~~SouthTrust~~	~~NA~~
~~46~~	~~Union Planters~~	~~NA~~
~~47~~	~~First Union~~	~~NA~~
~~48~~	~~First Security~~	~~NA~~
~~49~~	~~AmSouth~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

2008

#	Company	TRS
1	Commerce	85%
2	UnionBanCal	55%
3	Old National	28%
4	Valley	17%
5	FirstMerit	9%
6	Wells Fargo	2%
7	BB&T	-4%
8	US Bancorp (Firstar)	-17%
9	Associated	-18%
10	Synovus	-19%
11	TCF Financial	-19%
12	PNC	-22%
13	JP Morgan (Chase)	-25%
14	MTB	-27%
15	Northern Trust	-31%
16	First Horizon	-37%
17	Bank of NY	-40%
18	Huntington	-44%
19	M&I	-45%
20	Zions	-45%
21	Popular	-49%
22	SunTrust	-50%
23	State Street	-51%
24	Comerica	-51%
25	Key	-62%
26	Bank of America	-63%
27	Regions	-64%
28	Fifth Third	-66%
29	Citicorp	-76%
30	Wachovia	-85%
31	National City	-89%
~~32~~	~~Charter One~~	~~NA~~
~~33~~	~~Mellon~~	~~NA~~
~~34~~	~~North Fork~~	~~NA~~
~~35~~	~~Mercantile~~	~~NA~~
~~36~~	~~Banknorth~~	~~NA~~
~~37~~	~~Old Kent~~	~~NA~~
~~38~~	~~JP Morgan~~	~~NA~~
~~39~~	~~US Bancorp~~	~~NA~~
~~40~~	~~Summit Bancorp~~	~~NA~~
~~41~~	~~Bank One~~	~~NA~~
~~42~~	~~First Virginia~~	~~NA~~
~~43~~	~~National Commerce~~	~~NA~~
~~44~~	~~SouthTrust~~	~~NA~~
~~45~~	~~Union Planters~~	~~NA~~
~~46~~	~~First Union~~	~~NA~~
~~47~~	~~First Security~~	~~NA~~
~~48~~	~~Compass~~	~~NA~~
~~49~~	~~AmSouth~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

2009

#	Company	TRS
1	Comerica	50%
2	First Horizon	36%
3	JP Morgan (Chase)	34%
4	MTB	23%
5	Fifth Third	19%
6	State Street	11%
7	PNC	10%
8	Bank of America	7%
9	FirstMerit	4%
10	Northern Trust	3%
11	TCF Financial	3%
12	Bank of NY	1%
13	BB&T	-2%
14	Wells Fargo	-6%
15	US Bancorp (Firstar)	-9%
16	Valley	-22%
17	Old National	-29%
18	SunTrust	-30%
19	Regions	-31%
20	Key	-34%
21	Associated	-46%
22	Zions	-47%
23	Citicorp	-51%
24	Huntington	-52%
25	Popular	-56%
26	M&I	-60%
27	Synovus	-73%
~~28~~	~~Charter One~~	~~NA~~
~~29~~	~~Mellon~~	~~NA~~
~~30~~	~~North Fork~~	~~NA~~
~~31~~	~~Mercantile~~	~~NA~~
~~32~~	~~Banknorth~~	~~NA~~
~~33~~	~~Commerce~~	~~NA~~
~~34~~	~~National City~~	~~NA~~
~~35~~	~~Old Kent~~	~~NA~~
~~36~~	~~JP Morgan~~	~~NA~~
~~37~~	~~US Bancorp~~	~~NA~~
~~38~~	~~Summit Bancorp~~	~~NA~~
~~39~~	~~Bank One~~	~~NA~~
~~40~~	~~First Virginia~~	~~NA~~
~~41~~	~~National Commerce~~	~~NA~~
~~42~~	~~SouthTrust~~	~~NA~~
~~43~~	~~Union Planters~~	~~NA~~
~~44~~	~~Wachovia~~	~~NA~~
~~45~~	~~First Union~~	~~NA~~
~~46~~	~~First Security~~	~~NA~~
~~47~~	~~Compass~~	~~NA~~
~~48~~	~~AmSouth~~	~~NA~~
~~49~~	~~UnionBanCal~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

2010

#	Company	TRS
1	Huntington	89%
2	Zions	89%
3	Key	60%
4	Fifth Third	51%
5	SunTrust	46%
6	Comerica	44%
7	Citicorp	43%
8	Popular	39%
9	Associated	38%
10	MTB	35%
11	Regions	33%
12	Synovus	31%
13	M&I	28%
14	US Bancorp (Firstar)	21%
15	PNC	16%
16	Wells Fargo	16%
17	Valley	12%
18	TCF Financial	10%
19	Bank of NY	9%
20	Northern Trust	8%
21	State Street	7%
22	BB&T	6%
23	JP Morgan (Chase)	2%
24	FirstMerit	1%
25	Old National	-2%
26	First Horizon	-6%
27	BAC	-11%
~~28~~	~~Charter One~~	~~NA~~
~~29~~	~~Mellon~~	~~NA~~
~~30~~	~~North Fork~~	~~NA~~
~~31~~	~~Mercantile~~	~~NA~~
~~32~~	~~Banknorth~~	~~NA~~
~~33~~	~~Commerce~~	~~NA~~
~~34~~	~~National City~~	~~NA~~
~~35~~	~~Old Kent~~	~~NA~~
~~36~~	~~JP Morgan~~	~~NA~~
~~37~~	~~US Bancorp~~	~~NA~~
~~38~~	~~Summit Bancorp~~	~~NA~~
~~39~~	~~Bank One~~	~~NA~~
~~40~~	~~First Virginia~~	~~NA~~
~~41~~	~~National Commerce~~	~~NA~~
~~42~~	~~SouthTrust~~	~~NA~~
~~43~~	~~Union Planters~~	~~NA~~
~~44~~	~~Wachovia~~	~~NA~~
~~45~~	~~First Union~~	~~NA~~
~~46~~	~~First Security~~	~~NA~~
~~47~~	~~Compass~~	~~NA~~
~~48~~	~~AmSouth~~	~~NA~~
~~49~~	~~UnionBanCal~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

2011

#	Company	TRS
1	US Bancorp (Firstar)	2%
2	Old National	1%
3	BB&T	-2%
4	PNC	-3%
5	Valley	-4%
6	MTB	-8%
7	Wells Fargo	-10%
8	Fifth Third	-11%
9	State Street	-11%
10	Key	-12%
11	Huntington	-19%
12	JP Morgan (Chase)	-20%
13	FirstMerit	-20%
14	Associated	-26%
15	Northern Trust	-27%
16	TCF Financial	-29%
17	First Horizon	-32%
18	Zions	-33%
19	Bank of NY	-33%
20	Regions	-38%
21	Comerica	-38%
22	SunTrust	-40%
23	Citicorp	-44%
24	Synovus	-43%
25	Popular	-56%
26	BAC	-58%
~~27~~	~~M&I~~	~~NA~~
~~28~~	~~Charter One~~	~~NA~~
~~29~~	~~Mellon~~	~~NA~~
~~30~~	~~North Fork~~	~~NA~~
~~31~~	~~Mercantile~~	~~NA~~
~~32~~	~~Banknorth~~	~~NA~~
~~33~~	~~Commerce~~	~~NA~~
~~34~~	~~National City~~	~~NA~~
~~35~~	~~Old Kent~~	~~NA~~
~~36~~	~~JP Morgan~~	~~NA~~
~~37~~	~~US Bancorp~~	~~NA~~
~~38~~	~~Summit Bancorp~~	~~NA~~
~~39~~	~~Bank One~~	~~NA~~
~~40~~	~~First Virginia~~	~~NA~~
~~41~~	~~National Commerce~~	~~NA~~
~~42~~	~~SouthTrust~~	~~NA~~
~~43~~	~~Union Planters~~	~~NA~~
~~44~~	~~Wachovia~~	~~NA~~
~~45~~	~~First Union~~	~~NA~~
~~46~~	~~First Security~~	~~NA~~
~~47~~	~~Compass~~	~~NA~~
~~48~~	~~AmSouth~~	~~NA~~
~~49~~	~~UnionBanCal~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

12 Year

#	Company	TRS
1	MTB	14%
2	USBancorp (Firstar)	9%
3	PNC	8%
4	Wells Fargo	8%
5	Valley	5%
6	BB&T	4%
7	State Street	2%
8	TCF Financial	2%
9	FirstMerit	1%
10	JP Morgan (Chase)	-6%
11	Northern Trust	-6%
12	Associated	-10%
13	Comerica	-17%
14	Old National	-27%
15	Bank of NY	-30%
16	Key	-46%
17	First Horizon	-52%
18	Huntington	-61%
19	SunTrust	-68%
20	Fifth Third	-66%
21	Bank of America	-69%
22	Zions	-66%
23	Regions	-67%
24	Synovus	-76%
25	Popular	-87%
26	Citicorp	-90%
~~27~~	~~M&I~~	~~NA~~
~~28~~	~~Charter One~~	~~NA~~
~~29~~	~~Mellon~~	~~NA~~
~~30~~	~~North Fork~~	~~NA~~
~~31~~	~~Mercantile~~	~~NA~~
~~32~~	~~Banknorth~~	~~NA~~
~~33~~	~~Commerce~~	~~NA~~
~~34~~	~~National City~~	~~NA~~
~~35~~	~~Old Kent~~	~~NA~~
~~36~~	~~JP Morgan~~	~~NA~~
~~37~~	~~USBancorp~~	~~NA~~
~~38~~	~~Summit Bancorp~~	~~NA~~
~~39~~	~~Bank One~~	~~NA~~
~~40~~	~~First Virginia~~	~~NA~~
~~41~~	~~National Commerce~~	~~NA~~
~~42~~	~~SouthTrust~~	~~NA~~
~~43~~	~~Union Planters~~	~~NA~~
~~44~~	~~Wachovia~~	~~NA~~
~~45~~	~~First Union~~	~~NA~~
~~46~~	~~First Security~~	~~NA~~
~~47~~	~~Compass~~	~~NA~~
~~48~~	~~AmSouth~~	~~NA~~
~~49~~	~~UnionBanCal~~	~~NA~~
~~50~~	~~Fleet Boston~~	~~NA~~

Total Returns to Shareholders
(1)
Largest 50 banks by market capitalization as of January 1, 2000
(1)  Total Return To Shareholder from 12/31/1999 to 12/31/2011, as sourced from Barclays Capital and SNL Financial.

30 Appendix

2011 Peer Group - Largest 12 Regional Banks
BB&T Corporation
M&T Bank Corporation
Capital One Financial Corporation PNC Financial Services Group, Inc.
Comerica Incorporated Regions Financial Corporation
Fifth Third Bancorp Synovus Financial Corp.
SunTrust Banks, Inc.
Huntington Bancshares Incorporated
Zions Bancorporation
KeyCorp

Reconciliation of GAAP and Non-GAAP Measures
Net Income 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
$'s in millions
Net income $268.2 $353.1 $456.7 $573.9 $722.5 $782.2 $839.2 $654.3 $555.9 $379.9 $736.2 $859.5
Intangible amortization*
56.1 99.4 32.5 47.8 46.1 34.7 38.5 40.5 40.5 39.0 35.3 37.6
Merger-related items* 16.4 4.8 - 39.2 - - 3.0 9.1 2.2 36.5 (16.3) (12.8)
Net operating income $340.7 $457.3 $489.2 $660.9 $768.6 $816.9 $880.7 $703.8 $598.6 $455.4 $755.2 $884.3
Pre-Tax, Pre-Provision
Income
GAAP Pre-tax Income $422.3 $551.6 $675.9 $850.7 $1,066.5 $1,170.9 $1,231.6 $963.5 $739.8 $519.3 $1,092.8 $1,224.6
Provision for credit losses
38.0 103.5 122.0 131.0 95.0 88.0 80.0 192.0 412.0 604.0 368.0 270.0
Pre-Tax, Pre-Provision Income $460.3 $655.1 $797.9 $981.7 $1,161.5 $1,258.9 $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $1,494.6
Earnings Per Share
Diluted earnings per share
$3.24 $3.58 $4.78 $4.95 $6.00 $6.73 $7.37 $5.95 $5.01 $2.89 $5.69 $6.35
Intangible amortization* 0.67 1.00 0.34 0.41 0.38 0.30 0.33 0.37 0.36 0.34 0.29 0.30
Merger-related items* 0.20 0.05 - 0.34 - - 0.03 0.08 0.02 0.31 (0.14) (0.10)
Diluted net operating
earnings per share $4.11 $4.63 $5.12 $5.70 $6.38 $7.03 $7.73 $6.40 $5.39 $3.54 $5.84 $6.55
Efficiency Ratio
$'s in millions
Non-interest expenses $718.6 $980.6 $961.6 $1,448.2 $1,516.0 $1,485.1 $1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $2,478.1
less: intangible amortization 69.6 121.7 51.5 78.2 75.4 56.8 63.0 66.5 66.6 64.3 58.1 61.6
less: merger-related expenses
26.0 8.0 - 60.4 - - 5.0 14.9 3.5 89.2 0.8 83.7
Non-interest operating expenses $623.0 $850.9 $910.1 $1,309.6 $1,440.6 $1,428.3 $1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $2,332.8
Tax equivalent revenues $1,189.4 $1,653.3 $1,773.6 $2,446.2 $2,694.9 $2,761.3 $2,883.1 $2,804.1 $2,900.6 $3,125.7 $3,399.6 $3,998.6
less: gain/(loss) on sale of securities (3.1) 1.9 (0.6) 2.5 2.9 1.2 2.6 1.2 34.4 1.2 2.8 150.2
less: net OTTI losses recognized
- - - - - (29.4) - (127.3) (182.2) (138.3) (86.3) (77.0)
less: merger-related gains - - - - - - - - - 29.1 27.5 64.9
Denominator for efficiency ratio $1,192.5 $1,651.4 $1,774.2 $2,443.7 $2,692.0 $2,789.5 $2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $3,860.5
Net operating efficiency ratio
52.3% 51.5% 51.3% 53.6% 53.5% 51.2% 51.5% 52.8% 54.4% 56.5% 53.7% 60.4%
*Net of tax

Reconciliation of GAAP and Non-GAAP Measures
Average Assets 2006 2007 2008 2009 2010 2011
$'s in millions
Average assets 55,839 $ 58,545 $ 65,132 $ 67,472 $ 68,380 $ 73,977 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168)
Deferred taxes 38 24 30 33 29 43
Average tangible assets 52,778 $ 55,415 $ 61,755 $ 63,921 $ 64,731 $ 70,327 $
Average Common Equity
$'s in millions
Average common equity 6,041 $   6,247 $   6,423 $   6,616 $   7,367 $   8,207 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168)
Deferred taxes 38 24 30 33 29 43
Average tangible common equity 2,980 $   3,117 $   3,046 $   3,065 $   3,718 $   4,557 $